UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event report): February 12, 2014 (February 10, 2014)

EVERTEC, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico	00926
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (787) 759-9999

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 12, 2014, the Company issued a press release announcing its results for the fourth quarter and full year ended December 31, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Note: The information contained in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 10, 2014, the Company’s Board of Directors approved an amended Code of Ethics (the “Code”). The Code is applicable to all directors, officers and employees of the Company and its subsidiaries, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The amendments made to the Code were not substantive. The amendments were made to, among other things, change its format and the order of its content to make it easier for the Company’s directors, officers and employees to read and understand.

The new Code replaced the Company’s existing Code of Ethics. The full text of the new Code is being made available free of charge through the Company’s website (found at http://www.evertecinc.com) under the heading “Investor Relations” in the section titled “Corporate Governance” found under “Corporate Information.” The Company also intends to disclose in the future on its website any amendments to the Code, or waivers of the Code on behalf of its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 7.01	Regulation FD Disclosure.

On February 12, 2014, the Company’s Board of Directors declared a regular quarterly cash dividend of $0.10 per share on the Company’s outstanding shares of common stock. The Board anticipates declaring this dividend in future quarters on a regular basis; however future declarations of dividends are subject to board of director approval and may be adjusted as business needs or market conditions change. The cash dividend of $0.10 per share will be paid on March 14, 2014 to stockholders of record as of the close of business on February 25, 2014.

A copy of the press release announcing the dividend discussed above is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Note: The information contained in this Item 7.01 (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On February 11, 2014, the Company’s Board of Directors elected Mr. Frank G. D’Angelo as Chairman of the Board of Directors. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

99.1	Press Release re: fourth quarter and full year earnings issued by EVERTEC, Inc. dated February 12, 2014.

99.2	Press Release re: quarterly dividend issued by EVERTEC, Inc. dated February 12, 2014.

99.3	Press Release re: election of new Chairman of the Board issued by EVERTEC, Inc. dated February 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, INC. (Registrant)

Date: February 12, 2014	By:	/s/ Juan J. Román
Name: Juan J. Román
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release re: fourth quarter and full year earnings issued by EVERTEC, Inc. dated February 12, 2014.

99.2	Press Release re: quarterly dividend issued by EVERTEC, Inc. dated February 12, 2014.

99.3	Press Release re: election of new Chairman of the Board issued by EVERTEC, Inc. dated February 12, 2014.